Exhibit 4

                              FORM OF STOCK CERTIFICATE


          Common Stock, Par Value $2.50                 Common  Stock,  Par
          Value $2.50

               NUMBER                                                SHARES
          GPU


          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
                         GENERAL PUBLIC UTILITIES CORPORATION

          THIS CERTIFIES THAT                                         IS THE
          OWNER OF                                                     CUSIP

          36225X 10 0


                                                  SEE  REVERSE FOR  CERTAIN
          DEFINITIONS

                FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

          General Public Utilities Corporation (thereafter the Corporation) transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
          This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
          Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Description of Graphic Material:

               Old CUSIP number is crossed out above the new CUSIP number.

               Stamp in the middle of the above paragraph "NAME CHANGED TO GPU, INC."

               In the right margin  of the Certificate is an  area provided
               for   the  countersignature   of  the  Transfer   Agent  and
               Registrar.

          Dated

          /s/Mary A. Nalewako                                    /s/J.R.
          Leva
               Secretary                                         Chairman





       The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM     -as tenants in common  UNIF GIFT MIN ACT -...Custodian....
                                                       Cust)       (Minor)
 TEN ENT     -as tenants by the entireties          under Uniform Gifts to
                                                       Minors Act...........
 JT TEN      -as joint tenants with right to                       (State)
              survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

 For Value received ________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OR ASSIGNEE

 ___________________________________________________________________________

 ___________________________________________________________________________
 (Please print or typewrite the name and address, including postal zip code, of assignee)
 __________________________________________________________________________

 __________________________________________________________________________

 __________________________________________________________________________

 _______________________________________________________________________shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

 Dated



                               ________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
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